U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2003

Commission file number 0-23619

Tarpon Coast Bancorp, Inc.

(Exact name of small business issuer as specified in its charter)

Florida	65-0772718

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1490 Tamiami Trail
Port Charlotte, FL 33948-1004

(Address of principal executive offices)

941-629-8111

(Registrant’s telephone number)

Signatures
Ex-16.1 Letter on Change of Certifying Accountant

Item 4. Changes in Registrant’s Certifying Accountant.

(a)	On August 19, 2003, Tarpon Coast Bancorp, Inc. (the “Company”) reported under Form 8-K that , effective August 13, 2003, Hill, Barth and King LLC (“HBK”) had resigned as the Company’s independent accountants. In their letter of resignation, HBK indicated that they will not be registering with the Public Company Accounting Oversight Board as mandated by the Sarbanes-Oxley Act of 2002 and, accordingly, will be precluded from providing audit services to the Company for the years ending December 31, 2003 and beyond. At its meeting of August 18, 2003, the Board of Directors of the Company resolved to accept the resignation of HBK. At the same meeting the Board of Directors selected the accounting firm of Crowe Chizek and Company LLC as independent auditors for the Company for the 2003 fiscal year.

(b)	The Company requested that HBK furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements set forth in the Form 8-K previously filed by the Company relating to the change in accountants. A copy of HBK’s letter to the Securities and Exchange Commission dated August 19, 2003, is filed as Exhibit 16.1 to this Form 8-K.

(c)	Exhibits

16.1 Hill, Barth & King LLC’s letter regarding change in certifying accountants.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tarpon Coast Bancorp, Inc.

Date: August 21, 2003	/s/ Lewis S. Albert

Lewis S. Albert Chief Executive Officer